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                                                                  EXHIBIT (a)(4)


                          NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
             SHARES OF 4.50% CUMULATIVE CONVERTIBLE PREFERRED STOCK
                    (LIQUIDATION PREFERENCE $50.00 PER SHARE)
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)

                                       OF

                             CMS ENERGY CORPORATION

          This form or one substantially equivalent hereto must be used to accept the Exchange Offer of CMS Energy Corporation (the "Company") made pursuant to the offering memorandum, dated November 9, 2004 (the "Offering Memorandum"), if certificates for shares of the issued and outstanding 4.50% Cumulative Convertible Preferred Stock (liquidation preference $50.00 per share) issued by the Company (the "old preferred stock") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to CMS Energy Corporation (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender shares of old preferred stock pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) as well as all tendered shares of old preferred stock in proper form for transfer (or a confirmation of book-entry transfer of such shares of old preferred stock into the Exchange Agent's account at the Depository Trust Company) and all other documents required by the Letter of Transmittal must also be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Offering Memorandum.

                     CMS Energy Corporation, Exchange Agent

                             CMS Energy Corporation
                            One Energy Plaza, EP1-400
                             Jackson, Michigan 49201
                             Attn: Investor Services
                              Phone: (517) 788-1868
                               Fax: (517) 788-1859
                          E-mail: invest@cmsenergy.com


           DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET
           FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE
                       OTHER THAN AS SET FORTH ABOVE, WILL
                        NOT CONSTITUTE A VALID DELIVERY.



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Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Offering Memorandum and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the number of shares of old preferred stock set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer --Guaranteed Delivery Procedures" section of the Offering Memorandum.

Number of Shares of Old Preferred Stock Tendered:

        ---------------------------------------------------

Certificate Nos. (if available):

        ---------------------------------------------------

Total Number of Shares Represented by Certificate(s):

        ---------------------------------------------------

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


                                PLEASE SIGN HERE

  X
    -----------------------------------------------------  ---------------------
  X
    -----------------------------------------------------  ---------------------
    SIGNATURE(s) OF OWNER(s) OR AUTHORIZED SIGNATORY              DATE

  Area Code and Telephone Number:
                                 --------------------------------------



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         Must be signed by the holder(s) of shares of old preferred stock as their name(s) appear(s) on certificates for shares of old preferred stock or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If shares of old preferred stock will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      Please print name(s) and address(es)

Name(s)
                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------
Capacity:
                   -------------------------------------------------------------

                   -------------------------------------------------------------
Address(es):
                   -------------------------------------------------------------

                   -------------------------------------------------------------

Account Number:
                   -------------------------------------------------------------

                   -------------------------------------------------------------



                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the shares of old preferred stock being tendered hereby or confirmation of book-entry transfer of such shares of old preferred stock into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm                             Authorized Signature
            --------------------------                       -------------------

Address                                  Name
       -------------------------------       -----------------------------------
                                                   (PLEASE TYPE OR PRINT)

                                         Title
                                              ----------------------------------

Area Code &                              Date
                                             -----------------------------------
Telephone No.
             -------------------------

NOTE: DO NOT SEND CERTIFICATES OF SHARES OF OLD PREFERRED STOCK WITH THIS FORM.
      CERTIFICATES OF SHARES OF OLD PREFERRED STOCK SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.


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